SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2007

SURETY CAPITAL CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	001-12818	72-2065607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 101434, Fort Worth, Texas 76185
(Address of principal executive offices)

(817) 925-3276
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03

BANKRUPTCY OR RECEIVERSHIP.

On December 21, 2007, Surety Capital Corporation filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court, Northern District of Texas, Fort Worth Division, Cause No. 07-45637.

The United States Bankruptcy Court, Northern District of Texas, Fort Worth Division, assumed jurisdiction over substantially all of the assets and business of Surety Capital Corporation on December 21, 2007.

The identity of the receiver, fiscal agent or similar officer has yet to be approved by the court.  The Chapter 11 bankruptcy petition designates Jerome I Weiner, currently CEO and Chairman of the Board of Surety Capital Corporation, to serve in such role.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SURETY CAPITAL CORPORATION

Dated: January 7, 2008	By:	/s/ Jerome I. Weiner
Jerome I. Weiner
Chairman